UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 7, 2016
(Date of earliest event reported)

Bank of America Merrill Lynch Commercial Mortgage Trust 2016-UBS10

(Central Index Key Number 0001673542)

 (Exact name of issuing entity)

UBS Real Estate Securities Inc.

(Central Index Key Number 0001541886)

 Barclays Bank PLC

 (Central Index Key Number 0000312070)

Morgan Stanley Mortgage Capital Holdings LLC

(Central Index Key Number 0001541557)

Bank of America, National Association

(Central Index Key Number 0001102113)
(Exact name of sponsor as specified in its charter)

Banc of America Merrill Lynch Commercial Mortgage Inc.

(Central Index Key Number 0001005007)

(Exact name of registrant as specified in its charter)

Delaware	333-206847-02	56-1950039
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Bryant Park
New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	646-855-3953

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On or about June 7, 2016, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2016- UBS10 (the “Certificates”), is expected to be issued by Bank of America Merrill Lynch Commercial Mortgage Trust 2016-UBS10, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of June 1, 2016 (the “Pooling and Servicing Agreement”), between Banc of America Merrill Lynch Commercial Mortgage Inc. (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

The mortgage loan secured by the mortgaged property identified as “In-Rel 8” on Exhibit B to the Pooling and Servicing Agreement (the “In-Rel 8 Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “In-Rel 8 Whole Loan”) that also includes two (2) additional pari passu promissory notes, which are not assets of the Issuing Entity. The In-Rel 8 Whole Loan will be serviced and administered in accordance with the Pooling and Servicing Agreement and the In-Rel 8 Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.9.

The mortgage loan secured by the mortgaged property identified as “Grove City Premium Outlets” on Exhibit B to the Pooling and Servicing Agreement (the “Grove City Premium Outlets Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Grove City Premium Outlets Whole Loan”) that also includes four (4) additional pari passu promissory notes, which are not assets of the Issuing Entity. The Grove City Premium Outlets Whole Loan will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Grove City Premium Outlets Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.10.

The mortgage loan secured by the mortgaged property identified as “Hyatt Regency Huntington Beach Resort & Spa” on Exhibit B to the Pooling and Servicing Agreement (the “Hyatt Regency Huntington Beach Resort & Spa Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Hyatt Regency Huntington Beach Resort & Spa Whole Loan”) that also includes four (4) additional pari passu promissory notes, which are not assets of the Issuing Entity. The Hyatt Regency Huntington Beach Resort & Spa Whole Loan will be serviced and administered in accordance with the pooling and servicing agreement for the CGCMT 2016-C1 securitization transaction (the “CGCMT 2016-C1 PSA”), an executed version of which is attached hereto as Exhibit 4.2, and the Hyatt Regency Huntington Beach Resort & Spa Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.11.

The mortgage loan secured by the mortgaged property identified as “525 Seventh Avenue” on Exhibit B to the Pooling and Servicing Agreement (the “525 Seventh Avenue Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “525 Seventh Avenue Whole Loan”) that also includes two (2) additional pari passu promissory notes, which are not assets of the Issuing Entity. The 525 Seventh Avenue Whole Loan will be serviced and administered in accordance with the pooling and servicing agreement for the MSCI 2015-UBS8 securitization transaction (the “MSCI 2015-UBS8 PSA”), an executed version of which is attached hereto as Exhibit 4.3, and the 525 Seventh Avenue Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.12.

The mortgage loan secured by the mortgaged property identified as “2100 Ross” on Exhibit B to the Pooling and Servicing Agreement (the “2100 Ross Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “2100 Ross Whole Loan”) that also includes two (2) additional pari passu promissory notes, which are not assets of the Issuing Entity. The 2100 Ross Whole Loan will be serviced and administered in accordance with the pooling and servicing agreement for the MSCI 2016-UBS9 securitization transaction (the “MSCI 2016-UBS9 PSA”), an executed version of which is attached hereto as Exhibit 4.4, and the 2100 Ross Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.13.

The mortgage loan secured by the mortgaged property identified as “Twenty Ninth Street Retail” on Exhibit B to the Pooling and Servicing Agreement (the “Twenty Ninth Street Retail Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Twenty Ninth Street Retail Whole Loan”) that also includes two (2) additional pari passu promissory notes, which are not assets of the Issuing Entity. The Twenty Ninth Street Retail Whole Loan will be serviced and administered in accordance with the pooling and servicing agreement for the GSMS 2016-GS2 securitization transaction (the “GSMS 2016-GS2 PSA”), an executed version of which is attached hereto as Exhibit 4.5, and the Twenty Ninth Street Retail Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.14.

The mortgage loan secured by the mortgaged property identified as “Gateway Plaza” on Exhibit B to the Pooling and Servicing Agreement (the “Gateway Plaza Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Gateway Plaza Whole Loan”) that also includes one (1) additional pari passu promissory note, which is not an asset of the Issuing Entity. The Gateway Plaza Whole Loan will be serviced and administered in accordance with the MSCI 2016-UBS9 PSA and the Gateway Plaza Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.15.

The mortgage loan secured by the mortgaged property identified as “Renaissance Cincinnati” on Exhibit B to the Pooling and Servicing Agreement (the “Renaissance Cincinnati Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Renaissance Cincinnati Whole Loan”) that also includes one (1) additional pari passu promissory note, which is not an asset of the Issuing Entity. The Renaissance Cincinnati Whole Loan will be serviced and administered in accordance with the pooling and servicing agreement for the CFCRE 2016-C4 securitization transaction (the “CFCRE 2016-C4 PSA”), an executed version of which is attached hereto as Exhibit 4.6, and the Renaissance Cincinnati Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.16.

The mortgage loan secured by the mortgaged property identified as “Le Meridien Cambridge MIT” on Exhibit B to the Pooling and Servicing Agreement (the “Le Meridien Cambridge MIT Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Le Meridien Cambridge MIT Whole Loan”) that also includes two (2) additional pari passu promissory notes, which are not assets of the Issuing Entity. The Le Meridien Cambridge MIT Whole Loan will be serviced and administered in accordance with the pooling and servicing agreement for the MSBAM 2016-C28 securitization transaction (the “MSBAM 2016-C28 PSA”), an executed version of which is attached hereto as Exhibit 4.7, and the Le Meridien Cambridge MIT Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.17.

The mortgage loan secured by the mortgaged property identified as “AvidXchange” on Exhibit B to the Pooling and Servicing Agreement (the “AvidXchange Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “AvidXchange Whole Loan”) that also includes one (1) additional pari passu promissory note, which is not an asset of the Issuing Entity. The

AvidXchange Whole Loan will be serviced and administered in accordance with the CFCRE 2016-C4 PSA and the AvidXchange Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.18.

The mortgage loan secured by the mortgaged property identified as “300 Four Falls” on Exhibit B to the Pooling and Servicing Agreement (the “300 Four Falls Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “300 Four Falls Whole Loan”) that also includes one (1) additional pari passu promissory note, which is not an asset of the Issuing Entity. The 300 Four Falls Whole Loan will be serviced and administered in accordance with the pooling and servicing agreement for the MSBAM 2016-C29 securitization transaction (the “MSBAM 2016-C29 PSA”), an executed version of which is attached hereto as Exhibit 4.8, and the 300 Four Falls Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.19.

The mortgage loan secured by the mortgaged property identified as “Princeton Pike Corporate Center” on Exhibit B to the Pooling and Servicing Agreement (the “Princeton Pike Corporate Center Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Princeton Pike Corporate Center Whole Loan”) that also includes three (3) additional pari passu promissory notes, which are not assets of the Issuing Entity. The Princeton Pike Corporate Center Whole Loan will be serviced and administered in accordance with the MSBAM 2016-C28 PSA and the Princeton Pike Corporate Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.20.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-D, Class X-E, Class X-F, Class X-G, Class X-H, Class D, Class E, Class F, Class G, Class H, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”). Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about June 7, 2016 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be fifty-two (52) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on eighty-four (84) commercial, multifamily or manufactured housing community properties. Certain of the Mortgage Loans are expected to be acquired by the Registrant from UBS Real Estate Securities Inc. (“UBS”) pursuant to a Mortgage Loan Purchase Agreement, dated May 20, 2016, between the Registrant and UBS, an executed version of which is attached hereto as Exhibit 99.1; certain of the Mortgage Loans are expected to be acquired by the Registrant from Barclays Bank PLC (“Barclays”) pursuant to a Mortgage Loan Purchase Agreement, dated May 20, 2016, between the Registrant and Barclays, an executed version of which is attached hereto as Exhibit 99.2; certain of the Mortgage Loans are expected to be acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, dated May 20, 2016, between the Registrant and MSMCH, an executed version of which is attached hereto as Exhibit 99.3; and certain of the Mortgage Loans are expected to be acquired by the Registrant from Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, dated May 20, 2016, between the Registrant and BANA, an executed version of which is attached hereto as Exhibit 99.4.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, Barclays Capital

Inc., Morgan Stanley & Co. LLC and Drexel Hamilton, LLC pursuant to an Underwriting Agreement, dated as of May 20, 2016, among the Registrant, as depositor, Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, Barclays Capital Inc., Morgan Stanley & Co. LLC and Drexel Hamilton, LLC, as underwriters, and BANA, an executed version of which is attached hereto as Exhibit 1.1, and (ii) the sale of the Privately Offered Certificates by the Registrant to Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, Barclays Capital Inc., Morgan Stanley & Co. LLC and Drexel Hamilton, LLC pursuant to a Certificate Purchase Agreement, dated as of February 12, 2016, between the Registrant, as depositor, Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, Barclays Capital Inc., Morgan Stanley & Co. LLC and Drexel Hamilton, LLC, as initial purchasers, and BANA, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated May 26, 2016 and as filed with the Securities and Exchange Commission on June 7, 2016. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated May 26, 2016.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of May 20, 2016, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, Barclays Capital Inc., Morgan Stanley & Co. LLC and Drexel Hamilton, LLC, as underwriters, and Bank of America, National Association.

Exhibit 4.1	Pooling and Servicing Agreement, dated as of June 1, 2016, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

Exhibit 4.2	Pooling and Servicing Agreement, dated as of May 1, 2016, among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee.

Exhibit 4.3	Pooling and Servicing Agreement, dated as of December 1, 2015, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Situs Holdings, LLC, as trust advisor, and Wells Fargo Bank, National Association, as trustee, certificate administrator, certificate registrar, authenticating agent and custodian.

Exhibit 4.4	Pooling and Servicing Agreement, dated as of March 1, 2016, between Morgan Stanley Capital I Inc., as depositor, KeyBank National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

Exhibit 4.5	Pooling and Servicing Agreement, dated as of May 1, 2016, among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as general special servicer, Rialto Capital Advisors, LLC, as Veritas Mutifamily Pool 2 special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.

Exhibit 4.6	Pooling and Servicing Agreement, dated as of May 1, 2016, between CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, U.S. Bank National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

Exhibit 4.7	Pooling and Servicing Agreement, dated as of February 1, 2016, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, U.S. Bank National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

Exhibit 4.8	Pooling and Servicing Agreement, dated as of May 1, 2016, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

Exhibit 4.9	Agreement Between Note Holders, dated as of May 9, 2016, by and between UBS Real Estate Securities Inc., as the Initial Note A-1 Holder, UBS Real Estate Securities Inc., as the Initial Note A-2 Holder, and UBS Real Estate Securities Inc., as the Initial Note A-3 Holder.

Exhibit 4.10	Amended and Restated Agreement Between Note Holders, dated as of March 8, 2016, by and among Wells Fargo Bank, National Association, as trustee, for the benefit of the Holders of the Morgan Stanley Capital I Trust 2015-UBS8, Commercial Mortgage Pass-Through Certificates, Series 2015-UBS8, as the Note A-1 Holder, UBS Real Estate Securities Inc., as the Initial Note A-2 Holder, UBS Real Estate Securities Inc., as the Initial Note A-3 Holder, UBS Real Estate Securities Inc., as the Initial Note A-4 Holder, and Bank of America, N.A., as the Initial Note A-5 Holder.

Exhibit 4.11	Amended and Restated Co-Lender Agreement, dated as of May 10, 2016, between Citigroup Global Markets Realty Corp., as the Note A-1-1 Holder, the Note A-1-2 Holder, the Note A-2 Holder and the Note A-3 Holder, and UBS Real Estate Securities Inc., as the Note A-4 Holder and the Note A-5 Holder.

Exhibit 4.12	Amended and Restated Agreement Between Note Holders, dated as of March 8, 2016, by and among UBS Real Estate Securities Inc., as the Initial Note A-1 Holder, Wells Fargo Bank, National Association, as trustee, for the benefit of the Holders of the Morgan Stanley Capital I Trust 2015-UBS8, Commercial Mortgage Pass-Through Certificates, Series 2015-UBS8, as the Note A-2 Holder, UBS Real Estate Securities Inc., as the Initial Note A-3 Holder, and UBS Real Estate Securities Inc., as the Initial Note A-4 Holder.

Exhibit 4.13	Agreement Between Note Holders, dated as of March 8, 2016, by and between UBS Real Estate Securities Inc., as the Initial Note A-1 Holder, UBS Real Estate Securities Inc., as the Initial Note A-2 Holder, UBS Real Estate Securities Inc., as the Initial Note A-3 Holder, and UBS Real Estate Securities Inc., as the Initial Note A-4 Holder.

Exhibit 4.14	Agreement Between Note Holders, dated as of March 8, 2016, by and between Goldman Sachs Mortgage Company, as the Initial Note A-1 Holder, UBS Real Estate Securities Inc., as the Initial Note A-2 Holder, and UBS Real Estate Securities Inc., as the Initial Note A-3 Holder.

Exhibit 4.15	Agreement Between Note Holders, dated as of March 8, 2016, by and between UBS Real Estate Securities Inc., as the Initial Note A-1 Holder, UBS Real Estate Securities Inc., as

the Initial Note A-2 Holder, and UBS Real Estate Securities Inc., as the Initial Note A-3 Holder.

Exhibit 4.16	Co-Lender Agreement, dated as of May 6, 2016, between Cantor Commercial Real Estate Lending, L.P., as the Note A-1 Holder, and UBS Real Estate Securities Inc., as the Note A-2 Holder.

Exhibit 4.17	Agreement Between Note Holders, dated as of February 5, 2016, by and between Bank of America, N.A., as the Initial Note A-1 Holder, Bank of America, N.A., as the Initial Note A-2 Holder, and Bank of America, N.A., as the Initial Note A-3 Holder.

Exhibit 4.18	Co-Lender Agreement, dated as of May 6, 2016, between Cantor Commercial Real Estate Lending, L.P., as the Note A-1 Holder, and UBS Real Estate Securities Inc., as the Note A-2 Holder.

Exhibit 4.19	Agreement Between Note Holders, dated as of April 19, 2016, by and between Bank of America, N.A., as the Initial Note A-1 Holder, and Bank of America, N.A., as the Initial Note A-2 Holder.

Exhibit 4.20	Amended and Restated Agreement Between Note Holders, dated as of April 21, 2016, by and between U.S. Bank National Association, as trustee for Morgan Stanley Bank of America Merrill Lynch Trust 2016-C28, Commercial Mortgage Pass-Through Certificates, Series 2016-C28, as the Note A-1 Holder, Wells Fargo Bank, National Association, as trustee for Morgan Stanley Capital I Trust 2016-UBS9, Commercial Mortgage Pass-through Certificates, Series 2016-UBS9, as the Note A-2 Holder, Morgan Stanley Bank, N.A., as the Note A-3 Holder, and Morgan Stanley Bank, N.A., as the Note A-4 Holder.

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated May 26, 2016, which such certification is dated May 26, 2016.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated May 20, 2016, between UBS Real Estate Securities Inc., as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated May 20, 2016, between Barclays Bank PLC, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated May 20, 2016, between Morgan Stanley Mortgage Capital Holdings LLC, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated May 20, 2016, between Bank of America, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2016	BANC OF AMERICA MERRILL LYNCH COMMERCIAL MORTGAGE INC.
(Registrant)

	By:	/s/ Leland F. Bunch, III
Name: Leland F. Bunch, III
Title: Chief Executive Officer & President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1.1	Underwriting Agreement, dated as of May 20, 2016, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, Barclays Capital Inc., Morgan Stanley & Co. LLC and Drexel Hamilton, LLC, as underwriters, and Bank of America, National Association.	(E)

4.1	Pooling and Servicing Agreement, dated as of June 1, 2016, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.	(E)

4.2	Pooling and Servicing Agreement, dated as of May 1, 2016, among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee.	(E)

4.3	Pooling and Servicing Agreement, dated as of December 1, 2015, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Situs Holdings, LLC, as trust advisor, and Wells Fargo Bank, National Association, as trustee, certificate administrator, certificate registrar, authenticating agent and custodian.	(E)

4.4	Pooling and Servicing Agreement, dated as of March 1, 2016, between Morgan Stanley Capital I Inc., as depositor, KeyBank National Association,	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

4.5	Pooling and Servicing Agreement, dated as of May 1, 2016, among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as general special servicer, Rialto Capital Advisors, LLC, as Veritas Mutifamily Pool 2 special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.	(E)

4.6	Pooling and Servicing Agreement, dated as of May 1, 2016, between CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, U.S. Bank National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.	(E)

4.7	Pooling and Servicing Agreement, dated as of February 1, 2016, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, U.S. Bank National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.	(E)

4.8	Pooling and Servicing Agreement, dated as of May 1, 2016, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator,	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

4.9	Agreement Between Note Holders, dated as of May 9, 2016, by and between UBS Real Estate Securities Inc., as the Initial Note A-1 Holder, UBS Real Estate Securities Inc., as the Initial Note A-2 Holder, and UBS Real Estate Securities Inc., as the Initial Note A-3 Holder.	(E)

4.10	Amended and Restated Agreement Between Note Holders, dated as of March 8, 2016, by and among Wells Fargo Bank, National Association, as trustee, for the benefit of the Holders of the Morgan Stanley Capital I Trust 2015-UBS8, Commercial Mortgage Pass-Through Certificates, Series 2015-UBS8, as the Note A-1 Holder, UBS Real Estate Securities Inc., as the Initial Note A-2 Holder, UBS Real Estate Securities Inc., as the Initial Note A-3 Holder, UBS Real Estate Securities Inc., as the Initial Note A-4 Holder, and Bank of America, N.A., as the Initial Note A-5 Holder.	(E)

4.11	Amended and Restated Co-Lender Agreement, dated as of May 10, 2016, between Citigroup Global Markets Realty Corp., as the Note A-1-1 Holder, the Note A-1-2 Holder, the Note A-2 Holder and the Note A-3 Holder, and UBS Real Estate Securities Inc., as the Note A-4 Holder and the Note A-5 Holder.	(E)

4.12	Amended and Restated Agreement Between Note Holders, dated as of March 8, 2016, by and among UBS Real Estate Securities Inc., as the Initial Note A-1 Holder, Wells Fargo Bank, National Association, as trustee, for the benefit of the Holders of the Morgan Stanley Capital I Trust 2015-UBS8, Commercial Mortgage Pass-Through Certificates, Series 2015-UBS8, as the Note A-2 Holder, UBS Real Estate Securities Inc., as the Initial Note A-3 Holder, and UBS Real Estate Securities Inc., as the Initial Note A-4 Holder.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

4.13	Agreement Between Note Holders, dated as of March 8, 2016, by and between UBS Real Estate Securities Inc., as the Initial Note A-1 Holder, UBS Real Estate Securities Inc., as the Initial Note A-2 Holder, UBS Real Estate Securities Inc., as the Initial Note A-3 Holder, and UBS Real Estate Securities Inc., as the Initial Note A-4 Holder.	(E)

4.14	Agreement Between Note Holders, dated as of March 8, 2016, by and between Goldman Sachs Mortgage Company, as the Initial Note A-1 Holder, UBS Real Estate Securities Inc., as the Initial Note A-2 Holder, and UBS Real Estate Securities Inc., as the Initial Note A-3 Holder.	(E)

4.15	Agreement Between Note Holders, dated as of March 8, 2016, by and between UBS Real Estate Securities Inc., as the Initial Note A-1 Holder, UBS Real Estate Securities Inc., as the Initial Note A-2 Holder, and UBS Real Estate Securities Inc., as the Initial Note A-3 Holder.	(E)

4.16	Co-Lender Agreement, dated as of May 6, 2016, between Cantor Commercial Real Estate Lending, L.P., as the Note A-1 Holder, and UBS Real Estate Securities Inc., as the Note A-2 Holder.	(E)

4.17	Agreement Between Note Holders, dated as of February 5, 2016, by and between Bank of America, N.A., as the Initial Note A-1 Holder, Bank of America, N.A., as the Initial Note A-2 Holder, and Bank of America, N.A., as the Initial Note A-3 Holder.	(E)

4.18	Co-Lender Agreement, dated as of May 6, 2016, between Cantor Commercial Real Estate Lending, L.P., as the Note A-1 Holder, and UBS Real Estate Securities Inc., as the Note A-2 Holder.	(E)

4.19	Agreement Between Note Holders, dated as of April 19, 2016, by and between Bank of America, N.A., as the Initial Note A-1 Holder, and Bank of America, N.A., as the Initial Note A-2 Holder.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

4.20	Amended and Restated Agreement Between Note Holders, dated as of April 21, 2016, by and between U.S. Bank National Association, as trustee for Morgan Stanley Bank of America Merrill Lynch Trust 2016-C28, Commercial Mortgage Pass-Through Certificates, Series 2016-C28, as the Note A-1 Holder, Wells Fargo Bank, National Association, as trustee for Morgan Stanley Capital I Trust 2016-UBS9, Commercial Mortgage Pass-through Certificates, Series 2016-UBS9, as the Note A-2 Holder, Morgan Stanley Bank, N.A., as the Note A-3 Holder, and Morgan Stanley Bank, N.A., as the Note A-4 Holder.	(E)

36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated May 26, 2016, which such certification is dated May 26, 2016.	(E)

99.1	Mortgage Loan Purchase Agreement, dated May 20, 2016, between UBS Real Estate Securities Inc., as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)

99.2	Mortgage Loan Purchase Agreement, dated May 20, 2016, between Barclays Bank PLC, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)

99.3	Mortgage Loan Purchase Agreement, dated May 20, 2016, between Morgan Stanley Mortgage Capital Holdings LLC, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)

99.4	Mortgage Loan Purchase Agreement, dated May 20, 2016, between Bank of America, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)